                                 LEASE AGREEMENT



     THIS LEASE AGREEMENT (the "Lease") made as of the 28th day of February, 1997 between Nine Fourth Avenue LLC, a Massachusetts limited liability company and having offices at c/o J.F. White Properties, Inc., One Gateway Center, Newton, Massachusetts 02158 (the "Lessor"), and GelTex Pharmaceuticals, Inc., a Delaware corporation with a principal office at 303 Bear Hill Road, Waltham, Massachusetts 02154(the "Lessee").

     In consideration of the rents and the covenants to be paid and performed by the Lessee and upon the terms and conditions of this Lease, the Lessor leases to Lessee and Lessee hires from Lessor the following: a parcel of land (the "Land") known as 120 Third Avenue (also known as 9 Fourth Avenue) in Waltham, Massachusetts and more particularly described on a plan of land dated June 22, 1988 and recorded with the Middlesex County Registry of Deeds as Plan No. 1365 of 1988, a copy of which is attached to this Lease as Exhibit A and an approximately 25,200 square foot building (the "Building") located on the Land together with the other improvements located on the Land (hereinafter referred to as the "Premises" or the "Demised Premises").

1.0 REFERENCE DATA

     Each reference in this Lease to any term defined in this Article shall be deemed and construed to incorporate the data stated following that term in this Article.

ADDITIONAL RENT:    Sums or other charges payable by Lessee to Lessor under this
                    Lease, other than Annual Base Rent.

ANNUAL BASE RENT:

      --------------------------------------------------------------------------
      Period                                   Annual Base     Monthly
                                               Rent            Installment
      --------------------------------------------------------------------------
      April 1, 1997 through March 31, 2002     $302,400.00     $25,200.00
      --------------------------------------------------------------------------
      April 1, 2002 through March 31, 2007     $352,800.00     $29,400.00
      --------------------------------------------------------------------------

BROKER:             Lynch Murphy Walsh & Partners, Inc. and Whittier Partners

BUILDING:           The building as defined above

BUSINESS DAY:       All days except Saturdays, Sundays and days defined as
                    "legal holidays" for the entire state under the laws of the Commonwealth of Massachusetts

DEMISED PREMISES:   The Premises as defined above

LAND:               The parcel of land as defined above

LEASE YEAR:         A twelve (12) month period beginning on Term Commencement
                    Date

LESSEE'S ADDRESS:                 Until the Term Commencement Date, GelTex
                                  Pharmaceuticals, Inc., 303 Bear Hill Road,
                                  Waltham, Massachusetts 02154, and thereafter, the Premises

LESSOR'S ADDRESS:                 c/o J.F. White Properties, Inc.,
                                  One Gateway Center, Newton, MA 02158

MORTGAGE:                         A mortgage, deed of trust, trust indenture, or
                                  other security instrument of record creating an interest in or affecting title to the Land or Building or any part thereof, and any renewal, modification, consolidation or extension of any such instrument.

MORTGAGEE:                        The holder of any Mortgage.

OPTION ANNUAL BASE RENT:          Fair market rent for the Premises determined
                                  as of the Option Notice Date in accordance with Section 3.2, "Option to Extend".

OPTION NOTICE DATE:               April 1, 2006.

OPTION TERM:                      A period of time commencing on the Option Term
                                  Commencement Date and ending on the Option
                                  Term Expiration Date.
OPTION TERM
COMMENCEMENT DATE:                April 1, 2007.

OPTION TERM
EXPIRATION DATE:                  March 31, 2012.

PROPERTY:                         The  Land,   the  Building  and  all  other
                                  improvements to the Land.

RENT:                             Annual Base Rent and Additional Rent.

TERM COMMENCEMENT DATE:           April 1, 1997.

TERM EXPIRATION DATE:             March 31, 2007.

TERM: A period of time commencing on the Term Commencement Date and ending on the Term Expiration Date.


USE OF THE DEMISED
PREMISES:                         General office and research and development,
                                  including, but not limited to, research and development involving small animal studies and other activities customarily undertaken by companies engaged in the biomedical, biotechnology or pharmaceutical industry.


2.0 DESCRIPTION OF DEMISED PREMISES

2.1 DEMISED PREMISES. The demised premises shall be the Demised Premises (as the same may from time to time be constituted after changes therein and additions to this Lease).

2.2 APPURTENANT RIGHTS. Lessee shall have, as appurtenant to the Demised Premises, rights to use in common with others, subject to reasonable rules and regulations from time to time made by Lessor, communicated to Lessee, those common roadways and walkways necessary for access to the Demised Premises and utilities serving the Premises. Lessor agrees that Lessor will take all reasonable action necessary to provide uninterrupted (except in emergencies) access to the Demised Premises by use of public or private roadways or easements.

3.0 TERM OF LEASE; OPTION TO EXTEND TERM

3.1 TERM. The term of this Lease shall be for the Term (or until such Term shall sooner cease or expire) commencing on the Term Commencement Date and ending on the Term Expiration Date.

3.2 OPTION TO EXTEND. So long as this Lease is in full force and effect and Lessee is not and has not at any time been in default under the Lease beyond any applicable cure period, Lessee may extend the Term of this Lease for the period of the Option Term by giving notice to Lessor on or before the Option Notice Date. The terms and conditions applicable to such option term shall be the same as set forth in this Lease except that the Lessee shall have no further right to extend the Term of this Lease and the Annual Base Rent payable by Lessee with respect to the Option Term shall be the Option Annual Base Rent, but not less than the Annual Base Rent immediately prior to the start of the Option Term.

The fair market rental value of the Demised Premises may be mutually agreed to by Lessor and Lessee and, if they have not so agreed in writing in any case within one (l) month following the exercise of such option, the same shall be determined by appraisers, one to be chosen by Lessor, one to be chosen by Lessee, and a third to be selected by the two first chosen. In determining the fair market value of the Demised Premises, the parties shall take into account, not only the prevailing market terms (such as rent rates, amount of allowances, free rent periods and other similar factors), but also that Lessee has built out the then existing leasehold improvements and fixtures at Lessee's expense. As a result, the parties agree that the fair market rental value of the Demised Premises will be consistent with that of Class A office space (on the assumption that the Lessor had built out the Demised Premises for such use at Lessor's expense) or any other higher use at that time in comparable buildings in the area, but not with that of a built-out research and development laboratory. All appraisers chosen or selected hereunder shall be independent of the parties, shall have received the M.A.I. (Member, Appraisal Institute) designation from the American Institute of Real Estate Appraisers and shall have had at least five (5) years of experience in appraising commercial real estate. The unanimous written decision of the two first chosen, without selection and participation of a third appraiser, or otherwise the written decision of a majority of three appraisers chosen and selected as aforesaid, shall be conclusive and binding upon Lessor and Lessee. Lessor and Lessee shall each notify the other of its appraiser within thirty (30) days following expiration of the aforesaid one (l) month period and, unless such two appraisers shall have reached a unanimous decision within seventy-five (75) days from said expiration, they shall within a further fifteen (15) days elect a third appraiser and notify Lessor and Lessee thereof. The third appraiser shall deliver to the Lessor and Lessee the written decision of the majority of them within 30 days of the selection of the third appraiser. Lessor and Lessee shall each bear the expense of the appraiser chosen by it and shall equally bear the expense of the third appraiser (if any).

If, as contemplated by this Section, Annual Base Rent with respect to any Option Term shall not have been determined before the commencement date of such Option Term, then such Option Term may commence and from and after such commencement date, until the amount of such Option Annual Base Rent is so determined either by agreement of the parties or by appraisal, Lessee shall make payments towards such Option Annual Base Rent at the rates applicable for Annual Base Rent immediately prior to the commencement date of such Option Term, subject to retroactive adjustment in conformity with and payment of any additional amount within fifteen (15) days of the determination of Option Annual Base Rent for such option term pursuant to this Section. In no event shall the provisions of this Section be deemed to authorize an Annual Base Rent less than the Annual Base Rent immediately prior to the start of any Option Term.

If the Lessee exercises its option to extend this Lease, the phrase Annual Base Rent as used in this Lease shall mean the Option Annual Base Rent during the Option Term and the word Term as used in this Lease shall mean the combined terms of the Term and the Option Term.

4.0 OCCUPANCY

4.1 OCCUPANCY AS IS. Lessee shall accept occupancy of the Demised Premises "as is", and any work necessary to prepare the Demised Premises for occupancy by Lessee shall be performed by Lessee in compliance with the terms and provisions of this Lease at its own expense. Lessor shall provide Lessee with an allowance of $145,400 for Lessee to perform work with respect to bringing the existing roof and existing HVAC systems in good repair, upgrading the fire alarm systems, installing new windows in existing openings, upgrading the building entrance and facade, and repairing the sidewalk and parking areas, all to be performed by Lessee in accordance with the requirements of Article 8 of this Lease, including, without limitation, submission and approval of plans and specifications describing the proposed work. Lessor shall make the Premises available to Lessee for early occupancy in accordance with Section 4.2 of this Lease at least sixty (60) days before the Term Commencement Date. If Lessor is delayed in making the Premises available by such date, because of strikes, labor difficulties, inability to obtain materials, fire, governmental regulations, or any other circumstances beyond its control, then such date will be postponed for a period of time equal to the delay thus incurred. Failure on the part of the Lessor to make the Premises available as described in this Section shall not constitute a breach or default on the part of the Lessor under this Lease or give rise to any claims of damage or expenses of any kind against the Lessor by Lessee, either direct or consequential. In the event Premises are not made available to Lessee at least sixty (60) days prior to the Term Commencement Date because of Lessor but not Lessee, the Term Commencement Date, the Term Expiration Date, the Option Notice Date, the Option Term Commencement Date and the Option Term Expiration Date shall be adjusted to reflect the date that Lessor makes the premises available to Lessee that is sixty (60) days prior to the adjusted Term Commencement Date. Lessor shall not adjust the Rent. Lessor shall not adjust the Term Commencement Date, the Term Expiration Date, the Option Notice Date, the Option Term Commencement Date or the Option Term Expiration Date in the event such delay of Lessor's work is caused by Lessee.

4.2 EARLY OCCUPANCY. Notwithstanding anything to the contrary provided in this Lease, Lessor shall notify Lessee when the Premises are available for Lessee to install its equipment and furnishings, or to perform other work to be done by Lessee. It is understood that upon such notification, the Lessee may occupy the Premises prior to the Term Commencement Date for the purposes of preparing the Premises for its occupancy on all of the terms and conditions of the Lease except the obligation to pay rent shall not apply to the first sixty (60) days of such occupancy, provided that such occupancy by Lessee shall not interfere with Lessor's performance of its obligations under this Lease. However, if Lessee is given the Premises more than sixty (60) days prior to the Term Commencement Date, then it shall pay rent from the end of such sixty (60) day period at daily rate calculated from the Annual Base Rent for the first year of the Term of this Lease

5.0 USE OF PREMISES

5.1 PERMITTED USE. Lessee shall continuously during the Term of this Lease occupy and use the Demised Premises for the permitted Use of the Demised Premises and for no other purpose. Service and utility areas (whether or not a part of the Demised Premises) shall be used only for the particular purpose for which they are designated.

5.2 PROHIBITED USES. Lessee shall not use, or suffer or permit the use of, or suffer or permit anything to be done in or anything to be brought into or kept in the Premises or any part of the Premises (i) which would violate any covenant, agreement, term, provision or condition of this Lease, (ii) which would violate any law, ordinance, by-law, code, rule, regulation or order applicable to the Premises, (iii) for any unlawful purpose or in any unlawful manner, or (iv) which, in the reasonable judgment of Lessor shall in any way (a) impair or tend to impair the appearance or reputation of the Building or the Property, or (b) disturb the quiet enjoyment of any of the other tenants or occupants of nearby properties, whether through the transmission of noise or odors or vibrations or otherwise; provided, however, that the Lessor agrees that the Lessee's use of the Demised Premises for the Use of the Demised Premises shall not be restricted as a result of this subsection (iv). No supplies or materials shall be stored outside of the Building. Lessee shall not bring or permit to be brought into or keep in or on the Premises or elsewhere in the Building or on the Land, any oil or any toxic, hazardous, inflammable, combustible or explosive fluids, materials, chemicals or substances, (including without limitation any hazardous substances within the meaning of Chapter 21E of the Massachusetts General Laws) (except such as are related to Lessee's use of the Demised Premises, provided that the same are stored and handled in a proper fashion consistent with applicable legal standards), or cause or permit any offensive odors to emanate from or permeate the Premises. The Demised Premises shall be maintained in a sanitary condition, and kept free of rodents and vermin (except as such are related to Lessee's Use of the Demised Premises so long as such are contained, controlled and kept in accordance with industry practices and with applicable laws and regulations). Lessee shall suitably store all trash and rubbish in the Demised Premises or other locations reasonably designated by Lessor from time to time.

5.3 LICENSES AND PERMITS. If any governmental license, permit or approval shall be required for the proper and lawful conduct of Lessee's business, Lessee, at Lessee's expense, shall duly procure and maintain and comply with such licenses, permits and approvals and submit the same to inspection by Lessor. Lessee, at Lessee's expense, shall at all times comply with the terms and conditions of each such license or permit.

6.0 RENT

6.1 ANNUAL BASE RENT. Lessee shall pay to Lessor, without any set-off or deduction, at

Lessor's Address, or to such other person or at such other place as Lessor may designate by notice to Lessee, the Annual Base Rent. The Annual Base Rent shall be paid in equal Monthly Installments in advance on or before the first Business Day of each calendar month during the Term of this Lease and shall be apportioned for any fraction of a month in which the Term Commencement Date or the last day of the Term of this Lease may fall. Rent for the first full month of the initial Term for which rent is due shall be paid by Lessee upon the execution of this Lease.

6.2 TAXES. "Real Estate Taxes" shall mean all taxes, assessments and betterments, levied, assessed or imposed by any governmental authority upon the Property, or arising from, or imposed on, the ownership or operation of the Property, or the ownership of the tenant's interest under any ground lease and any payment in lieu of any of the same required now or in the future.

     Lessee shall pay to Lessor as Additional Rent all Real Estate Taxes, pro-rated with respect to any portion of a tax year in which the Term of this Lease begins or ends. Such payments are to be made by the Lessee to the Lessor in installments corresponding to the installments in which said taxes are payable by the Lessor. Each payment shall be due and payable within fifteen (15) days after written notice by the Lessor to the Lessee of the amount of such installment. If Lessor shall receive any refund of any real estate taxes of which Lessee has paid a portion pursuant to this Section, then, out of any balance remaining after deducting Lessor's expenses incurred in obtaining such refund, Lessor shall pay or credit to Lessee the same proportionate share of said balance, prorated as set forth above, but in no event more than the amount paid by the Lessee with respect to the year in question. Lessor shall have no obligation to seek any such and Lessee shall have no right to seek or to control any abatement, dispute, or other proceeding with any governmental agencies or entities with respect to the real estate taxes as described in this Section. Lessor agrees to provide Lessee with copies of all invoices for Real Estate Taxes promptly after receipt of same by Lessor. If the Lessee makes a timely (as measured by the time deadlines for filing an abatement application) request for the Lessor to pursue an abatement, the Lessor shall proceed with an abatement application and the related procedures at the expense of the Lessee. If such abatement is successful, the expense of pursuing the abatement shall be reimbursed from the tax refund resulting from such abatement.

     Lessee shall, if, as and when demanded by Lessor and with each Monthly Installment of Annual Base Rent, make tax fund payments to Lessor. "Tax fund payments" refer to such payments as Lessor shall determine to be sufficient to provide in the aggregate a fund adequate to pay, when they become due and payable, all payments required from Lessee under this Section. In the event that tax fund payments are so demanded, and the aggregate of said tax fund payments is not adequate to pay such taxes, Lessee shall pay to Lessor the amount by which such aggregate is less than the amount of said taxes, such payment to be due and payable at the time set forth above. Any surplus tax fund payments shall be accounted for to Lessee after such surplus has been determined, and shall be credited by Lessor against future tax fund payments or refunded to Lessee at Lessor's option within a reasonable period of time.

     If during the term of this Lease or any extension thereof, a tax or excise on rents or other tax (excluding income, inheritance, estate, or gift taxes or transfer taxes on transfers by Lessor), however described, shall be levied or assessed against Lessor by the Commonwealth of Massachusetts or any political subdivision thereof on account of the rental hereunder, such tax or excise on rents or other taxes assessed on the land and buildings of which the Demised Premises form a part shall be deemed to constitute Real Estate Taxes for the purposes of this Section.

     It is also understood and agreed that the term Real Estate Taxes includes betterments and improvement assessments that may be assessed after the date of this Lease or during any extension thereof, provided, however, that the Lessor shall for the purposes of this Section, be deemed to have elected to pay any such assessments over the longest period of time permitted by law (whether or not the Lessor in fact makes such election), and only those installments which are or would be payable with respect to the tax years which are included in the term of this Lease or any extension thereof (with interest which is or would be payable thereon) shall be included in the Real Estate Taxes for said tax years for the purposes of this Section.

     In the event the taxing authorities shall, during the term of this Lease, or any extension thereof, assess along with Real Estate Taxes, personal property, excise or other taxes (including, without limitation, any occupancy, sales, use or other tax) on the Premises or on the Lessee's use of the Premises or on Lessee's trade fixtures, leasehold improvements, furnishings, lighting fixtures, heating and cooling equipment or other equipment in or on the Premises, the taxes thus assessed shall be paid by Lessee within fifteen (15) days of notice by Lessor of the amount due.

6.3 NET LEASE. Lessee agrees that this Lease is a fully "net lease" and that Lessor has no obligation to provide or pay for any utilities, services, work or anything whatsoever with respect to the Premises or in connection with Lessee's use or occupancy of the Premises, except for those items Lessor has specifically agreed to perform in Sections 13 and 14 of this Lease. Lessee shall provide, maintain and pay for all utilities (including, without limitation, electricity, gas telephone, cable, sewer, water, etc.), services (including, without limitation, heat and air conditioning), work and anything whatsoever with respect to the Premises or in connection with Lessee's use or occupancy of the Premises, except for those items Lessor has specifically agreed to perform in Sections 13 and 14 of this Lease.

6.4 LATE PAYMENT CHARGE. If any installment of Rent or Additional Rent or any other sum due from Lessee shall not be received by Lessor on the date such installment or sum is due, Lessor reserves the right to assess, and Lessee then shall pay, a late payment charge equal to one and one-half percent of the total amount that is in arrears after the expiration of the applicable notice and cure period provided in the section of this Lease entitled "15.5 - Grace Period" and a further late payment charge equal to one and one-half percent of the amount then outstanding may be assessed for each additional thirty (30) day period (or any fraction thereof) that such amount remains unpaid. Acceptance of such late payment charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of Lessor's other rights and remedies granted by this Lease.

6.5 MANAGEMENT FEE. In addition to Annual base Rent and if Lessor elects to perform the tasks delineated in the last sentence of Section 8.1, Lessee shall pay Lessor an annual management fee equal to two percent (2.0%) of the Annual Base Rent which fee shall be payable in equal monthly installments with each Monthly Installment of Annual Base Rent.

7.0 LESSOR'S RESERVATION

7.1 INTERRUPTION OR CURTAILMENT OF SERVICES. Lessor reserves the right to interrupt, curtail, stop or suspend the furnishing of services and the operation of any building system, when necessary by reason of (a) accident or emergency, or (b) repairs, alterations, replacements or improvements in the reasonable judgment of Lessor necessary to be made with respect to Lessee's failure to perform its obligations under this Lease, or (c) difficulty or inability in securing supplies or labor, or of strikes, or of any other cause beyond the reasonable control of

Lessor, whether such other cause be similar or dissimilar to those specifically mentioned, until said cause has been removed. Lessor shall have no responsibility or liability for any such interruption, curtailment, stoppage, or suspension of service or system, except that Lessor shall exercise reasonable diligence to eliminate the cause of same and shall use reasonable efforts to minimize interference with the operation of the Premises for the Use of the Demised Premises.

8.0 MAINTENANCE OF AND IMPROVEMENTS TO PREMISES

8.1 MAINTENANCE. Lessee, at its sole cost and expense, shall keep, repair (including repairs in the nature of replacements) and maintain the Premises and all private roadways, easement areas, areas adjacent to the foregoing, sidewalks, landscaped areas and curbs appurtenant to the Premises, including, without limitation, landscaping, parking areas and driveways, windows and plate glass, mechanical, electrical and plumbing systems, telephone and cable systems, exterior lighting systems, sprinkler systems, heating, ventilating and air conditioning systems and equipment (including conduit and duct), load-bearing and non-load bearing interior and exterior walls, roofs, foundations, substructure and structural frame for the Building, and utility and other systems, in good order, condition and repair. Lessee shall keep in good repair and in clean orderly condition the outside surface areas of the Premises, including, without limitation, general maintenance, removal of snow and ice, sealing the pavement and walkway surfaces with a method acceptable to Lessor, keeping surfaces in good condition free from defects, keeping surfaces clean, maintaining planting, shrubbery and planters and maintaining and operating the outside illumination of these areas. At the election of Lessor, Lessor may arrange for, at the expense of Lessee, the maintenance and care of all or any portion of the exterior grounds (including, without limitation, landscaping or snow removal) and other elements of the exterior.

8.2 ALTERATIONS AND IMPROVEMENTS BY LESSEE. Except as set forth in the following sentence, Lessee shall make no alterations, removals, additions or improvements in or to the Demised Premises or the Building without first obtaining Lessor's written consent, which consent will not be unreasonably withheld. Notwithstanding the preceding sentence, Lessee shall be permitted to make non-structural interior changes to the Demised Premises which cost less than $75,000 without the consent of the Lessor; provided Lessee shall notify Lessor in writing of such changes and provide Lessor with a copy of a plan showing the changes. All alterations, removals, additions or improvements in or to the Demised Premises or the Building, when the same requires Lessor's consent, shall be by contractors or mechanics which shall first have been approved in writing by Lessor which approval of contractors or mechanics shall not be unreasonably withheld. No such installations or other work requiring Lessor's consent shall be undertaken or begun by Lessee until Lessor has approved written plans and specifications therefor which approval shall not be unreasonably withheld; and no amendments or additions to such plans and specifications shall be made without prior written consent of Lessor which consent shall not be unreasonably withheld. Any such alteration, removal, addition and improvement shall be done at the sole expense of Lessee and, with respect to activities that affect the exterior of the Building or the Land, at such times and in such manner as Lessor may reasonably designate.

8.3 LESSEE'S CONTRACTORS - MECHANICS' AND OTHER LIENS - STANDARD OF LESSEE'S PERFORMANCE - COMPLIANCE WITH LAWS. Whenever Lessee shall make any alteration, removal, addition or improvement or do any other work (including, without limitation, work under Sections 8.1 or 8,2) in or to the Demised Premises (whether or not the same requires Lessor's consent), Lessee will strictly observe the following covenants and agreements:

  (a) In no event shall any material or equipment be incorporated in or added to the Demised Premises in connection with any such alteration, removal, addition or improvement which is subject to any lien, charge, mortgage or other encumbrance of any kind whatsoever or is subject to any security interest or any form of title retention agreement. This paragraph 8.3(a) shall not prevent Lessee from giving a security interest in the ice machines, drying ovens and telephone/data network equipment provided it does not create any lien against the Demised Premises. Any notice of contract or mechanic's or materialmen's lien filed against the Demised Premises or the Building for work claimed to have been done for, or materials claimed to have been furnished to Lessee shall be removed or discharged by Lessee within thirty (30) days thereafter, at the expense of Lessee, by filing the bond required by law or otherwise. If Lessee fails so to remove or discharge any lien, Lessor may do so, by filing the bond required by law when such bonding is available as a full and complete remedy to protect Lessor's interests and if it is not so available by other appropriate means, at Lessee's expense and Lessee shall reimburse Lessor for any expenses or costs incurred by Lessor in so doing within fifteen (15) days after rendition of a bill therefor.

     (b) All installations or work done by Lessee under this or any other Article of this Lease shall be at its own expense (unless expressly otherwise provided) and shall at all times comply with (i) laws, rules, orders and regulations of governmental authorities having jurisdiction thereof; (ii) orders, rules and regulations of any Board of Fire Underwriters, or any other body hereafter constituted exercising similar functions, and governing insurance rating bureaus; (iii) plans and specifications prepared by and at the expense of Lessee showing all work and, if required by the provisions of this Lease, approved by Lessor prior to the commencement of any work, and (iv) be performed by contractors or mechanics which shall first have been approved in writing by Lessor which approval of contractors or mechanics shall not be unreasonably withheld.

     (c) Lessee shall procure all necessary permits before undertaking any work in the Demised Premises; do all such work in a good and workmanlike manner, employing materials of good quality and complying with all governmental requirements, and defend, save harmless, exonerate and indemnify Lessor from all injury, loss or damage to any person or property occasioned by or growing out of such work.

8.4 FIXTURES, EQUIPMENT AND IMPROVEMENTS - REMOVAL BY LESSEE. Except for the ice machines, drying ovens and telephone/data network equipment, all fixtures, equipment, improvements and appurtenances attached to or built into the Demised Premises prior to or during the Term, or any extension thereof, whether by Lessor, at its expense or at the expense of Lessee, or by Lessee shall be and remain part of the Demised Premises and shall not be removed by Lessee at the end of the Term. Where not built into the Demised Premises, and if furnished and installed by and at the sole expense of Lessee, all removable electrical fixtures, carpets, drinking or tap water facilities, furniture, or trade fixtures or business equipment shall not be deemed to be included in such fixtures, equipment and improvements and may be, and upon the request of Lessor will be, removed by Lessee, at Lessee's expense, upon the condition that such removal shall not materially damage the Premises and in the event of any damage to the Premises, Lessee shall repair the damage to the Demised Premises or the Building arising from such removal at the expense of Lessee, provided, however, that any of such items toward which Lessor shall have granted any allowance or credit to Lessee shall be deemed not to have been furnished and installed in the Demised Premises by or at the sole expense of Lessee.

8.5 LESSEE'S IMPROVEMENTS AND CONDITION OF PREMISES AT TERMINATION. Upon the termination of this Lease and any extension thereof, by its own terms or otherwise, Lessee will remove its goods and effects and those of all persons claiming under the Lessee from the Demised Premises and will peaceably yield up to the Lessor the Demised Premises and all alterations, erections, additions and improvements pursuant to the article entitled "Fixtures, Equipment and Improvements - Removal by Lessee", in good repair, order, and condition in all respects, reasonable use and wear (which for the purposes of this paragraph shall not be deemed to include holes in floors or walls or special wiring, conduit, piping and similar devices caused by the installation of Lessee's fixtures or equipment) and damage by fire and other casualty excepted provided that in the event of damage by fire or other casualty, Lessee shall transfer to Lessor all of Lessee's interest with respect to such damage in insurance proceeds (including participation in any settlement) from insurance provided under Section 9.1(II). It is further agreed and understood that at the termination of this Lease or any extension of this Lease, Lessee shall have restored the Demised Premises to good repair, order and condition in all respects (reasonable wear and tear excepted and casualty repaired in accordance with Article 13), including but not limited to repair of all floor surfaces damaged by the removal of partitions, machinery and equipment, and shall restore all floor areas to a good condition and repair, using materials to provide a consistent floor surface, satisfactory to Lessor; and shall have cleaned and removed accumulations of dirt and particles, oils, greases, and discolorations from all surfaces resulting from Lessee's processes and shall leave the Premises broom clean.

9.0 INSURANCE, INDEMNIFICATION, EXONERATION AND EXCULPATION

9.1 PROPERTY INSURANCE.

     (I) Lessor shall procure and keep in force insurance in the following forms and amounts with respect to the Building (including an amount sufficient to build out the Building as Class A office space), but not with respect to the Lessee's improvements:

     (a) building insurance on a "Special Form" (formerly "All Risk" form) (including earthquake and flood in reasonable amounts as determined by Lessor) in an amount not less than 100% of the then full replacement cost of the Premises and the Building or such other amount as is acceptable to Lessor and personal property insurance (on Lessor's personal property, if any, included in the Building) on the "Special Form" in the full amount of the replacement cost of the personal property;

     (b) insurance for loss or damage or loss of use (direct or indirect) from steam boilers, pressure vessels or similar apparatus, now or hereafter installed in the Premises, in the minimum amount of $5,000,000 or in such greater amounts as are then customary for properties similar to the Premises; and

     (c) insurance against abatement or loss of rent in case of loss under
Section 9.1(I)(a) or Section 9.1(I)(b) or other peril similarly insured against, in an amount equal to Rent payments to be made by Lessee for eighteen months based on the Rent paid or payable for the most recent complete Lease Year.

     The phrase "replacement cost" shall mean the actual replacement cost of the Premises including an increased cost of construction endorsement, if available, and the cost of debris removal, as well as the cost of architectural, engineering and other expenses in connection with reconstructing the Premises.

     Lessee shall pay to Lessor as Additional Rent Lessor's expense of procuring the insurance described in this section 9.1(I) and of procuring Lessor's general liability insurance, pro-rated with respect to any portion of a lease year in which the Term of this Lease begins or ends. Such payments are to be made by the Lessee to the Lessor in installments corresponding to the installments in which said insurance expenses are payable by the Lessor. Each payment shall be due and payable within fifteen (15) days after written notice by the Lessor to the Lessee of the amount of such installment. Lessee shall, if, as and when demanded by Lessor and with each Monthly Installment of Annual Base Rent, make insurance fund payments to Lessor. "Insurance fund payments" refer to such payments as Lessor shall determine to be sufficient to provide in the aggregate a fund adequate to pay, when they become due and payable, all payments required from Lessee under this Section. If the aggregate of said insurance fund payments is not adequate to pay Lessor's insurance expenses with respect to this Section 9.1(I), Lessee shall pay to Lessor the amount by which such aggregate is less than the amount of said expenses, such payment to be due and payable within fifteen (15) days of notice by Lessor of the amount due. Any surplus insurance fund payments shall be accounted for to Lessee after such surplus has been determined, and shall be credited by Lessor against future insurance fund payments or refunded to Lessee at Lessor's option within a reasonable period of time.

     (II) Lessee, at Lessee's expense, shall procure and keep in force insurance in the following forms and amounts with respect to the Lessee's improvements:

     (a) building insurance on a "Special Form" (formerly "All Risk" form) (including earthquake and flood in reasonable amounts as determined by Lessor) in an amount not less than 100% of the then full replacement cost of Lessee's improvements to the Premises and the Building or such other amount as is acceptable to Lessor and personal property insurance (on Lessee's personal property, if any, included in the Building) on the "Special Form" in the full amount of the replacement cost of the personal property;

     (b) insurance for loss or damage or loss of use (direct or indirect) from steam boilers, pressure vessels or similar apparatus, now or hereafter installed in the Premises, in the minimum amount of $5,000,000 or in such greater amounts as are then customary for properties similar to the Premises; and

     (c) insurance against abatement or loss of rent in case of loss under
Section 9.1(II)(a) or Section 9.1(II)(b) or other peril similarly insured against, in an amount equal to Rent payments to be made by Lessee for eighteen months based on the Rent paid or payable for the most recent complete Lease Year.

     The phrase "replacement cost" shall mean the actual replacement cost of Lessee's improvements to the Premises including an increased cost of construction endorsement, if available, and the cost of debris removal, as well as the cost of architectural, engineering and other expenses in connection with reconstructing Lessee's improvements to the Premises.

9.2 INSURANCE. Lessee shall procure, keep in force and pay for insurance covering all claims and demands for injury to or death of persons or damage to property arising out of or related to Lessee's occupancy of the Premises. Insurance shall not be in amounts less than the following:

COMMERCIAL GENERAL LIABILITY
$1,000,000 combined single limit per occurrence, Coverage A
$1,000,000 any one person or organization, Coverage B

$10,000,000 products/completed operations liability aggregate (claims-made coverage permitted for products/completed operations liability coverage only)
$    10,000 medical payments
$    50,000 fire damage legal liability
$ 2,000,000 general aggregate, applying per location, per project OR
             $4,000,000 general aggregate

The general liability is to be written on the 1988 Insurance Services Office form and shall extend to broad form contractual liability covering the indemnification provisions of this Lease, premises-operations liability, independent contractors liability, products and completed operations liability, personal injury liability, host liquor liability, "fire legal Liability", contractual liability coverage.

UMBRELLA LIABILITY
$3,000,000 each occurrence
$3,000,000 aggregate

Coverage to be at least as broad as under the underlying General Liability, Automobile Liability and Employer's Liability policies

WORKERS' COMPENSATION
Coverage A Workers' Compensation -Statutory Coverage B Employer's
Liability - $500,000 bodily injury by
                       accident, each accident
            $500,000 bodily injury by disease, each
                       employee
            $500,000 bodily injury by disease, policy
                       aggregate

AUTOMOBILE LIABILITY
$1,000,000 Combined single limit, each accident applying to all owned, hired and non-owned automobiles,

GLASS COVERAGE
Covering glass windows in the Premises, if any, in such reasonable amounts as may be established from time to time by Lessor.

CONTENTS AND LEASEHOLD IMPROVEMENTS COVERAGE
Adequately insuring all property situated in the Demised Premises and belonging to or removable by Lessee.


BUSINESS INTERRUPTION COVERAGE
Insurance shall not be less than such higher amounts as are customarily carried by responsible tenants of comparable premises in the Greater Boston area and as may be required by Lessor from time to time.

9.3 ADDITIONAL INSUREDS. The Lessee shall add the Lessor and such other entities or individuals with an interest in the Property as the Lessor may, from time to time, direct as Additional Insureds on a primary and noncontributing basis on Lessee's Commercial General Liability, Umbrella Liability and Automobile Liability policies.

With respect to business interruption coverages, the Lessor shall be named as an Additional Insured and Loss Payee As Their Interest May Appear. With respect to glass, contents and leasehold improvement coverages, the Lessor shall be named as an Additional Insured.

Lessee shall use all reasonable efforts to have its General Liability, Automobile Liability and Umbrella policies endorsed to waive the carriers' right of subrogation against Lessor.

9.4 CERTIFICATES OF INSURANCE. All insurance required under this Article shall be effected with insurers authorized to do business in the Commonwealth of Massachusetts under valid and enforceable policies. All insurance companies shall have a Best rating of not less than A/XII, or an equivalent rating in the event Best ceases to provide such rating service. Such insurance shall provide that it shall not be canceled without at least thirty (30) days prior written notice to each insured named therein. On or before the first day of the term of this Lease and thereafter not less than fifteen (15) days prior to the expiration date of each expiring policy, original copies of the policies provided for in this Lease, issued by the respective insurers, or certificates of such policies, setting forth in full the provisions thereof and issued by such insurers, together with evidence reasonably satisfactory to Lessor of the payment of all premiums for such policies, shall be delivered by Lessee to Lessor, or to any additional or named insureds, entities or individuals as the Lessor may from time to time direct.

9.5 LESSEE'S COMPLIANCE. Lessee covenants and agrees that during the Term and for such further time as Lessee shall hold the Demised Premises or any part of the Demised Premises, Lessee will comply with all requirements of the Insurance Services Offices of Massachusetts and/or the Factory Mutual Engineering Association (or any similar bodies succeeding to their respective powers) and any local Board of Fire Underwriters; will not make, allow or suffer any use or occupation of the Demised Premises that may make any insurance on the Building, or the contents thereof, void or voidable; and that in the event that Lessee does or permits anything to be done on the Demised Premises or on the Property (including, without limiting the generality of the foregoing, anything which in any way affects the sprinkler system) which: (a) is classified as a "common hazard" or "special hazard" by said Insurance Services Offices of Massachusetts (or its successor); (b) causes an aftercharge or (c) otherwise increases insurance rates and premium charges over those which would apply but for the doing of such thing, including, but without limiting the generality thereof, increases resulting from the refusal of the Factory Mutual Engineering Association (or any similar body succeeding to its business) to continue coverage of the Building; then the Lessee will pay to Lessor within fifteen (15) days of written notice all increased premium charges caused by the same for any and all of the following insurance:

insurance on the Property against damage by fire, with extended coverage, demolition, sprinkler leakage and vandalism and malicious mischief endorsements; Lessor's rental insurance; use and occupancy insurance carried by any tenant of any portion of the Property; insurance on the contents of Lessor against damage by fire (with extended coverage, sprinkler leakage and vandalism and malicious mischief endorsements) or water.

9.6 INDEMNIFICATION BY LESSEE. To the fullest extent permitted by law (and not limited by the amounts of any insurance coverage required of Lessee under this Lease), the Lessee agrees to indemnify and hold harmless the Lessor (which term shall include, without limitation, the officers, trustees, directors, partners, beneficiaries, joint venturers, members, stockholders or other principals or representatives, disclosed or undisclosed, of Lessor or any managing agent) and such other entities or individuals as the Lessor may, from time to time, direct as additional insureds on Lessee's general liability, umbrella liability, automobile, glass, contents and leasehold improvements and business interruption coverage policies, from and against any and all claims, liabilities, penalties, damages or expenses (including, without limitation, reasonable attorneys' fees) asserted against or incurred by them:

     (a) on account of or based upon any injury to person, or loss of or damage to property sustained or occurring on the Demised Premises on account of or based upon the act, omission, fault, negligence or misconduct of any person whomsoever (other than Lessor or its agents, contractors or employees) or based on the Lessee's failure to perform its obligations under this Lease, including, without limitation, any claims under liquor liability, "dram shop" or similar laws;

     (b) on account of or based upon any injury to person or loss of or damage to property, sustained or occurring elsewhere (other than on the Demised Premises) in or about the Property arising out of the use or occupancy of the Property or Demised Premises by Lessee, or any person claiming by, through or under Lessee (including, without limitation, any claims under liquor liability, "dram shop" or similar laws) or arising out of the Lessee's failure to perform its obligations under this Lease, and caused by any person other than the Lessor or its agents, contractors, or employees; and

     (c) on account of or based upon (including moneys due on account of) any work or thing whatsoever done (other than by Lessor or its contractors, or agents or employees of either) in the Demised Premises during the Term of this Lease and during the period of time, if any, prior to the Term Commencement Date when Lessee may have been given access to the Demised Premises;

and, in case any action or proceeding be brought against Lessor by reason of any of the foregoing, Lessee, upon notice from Lessor, shall, at Lessee's expense, resist or defend such action or proceeding and employ counsel therefor reasonably satisfactory to Lessor, it being agreed that such counsel as may act for insurance underwriters of Lessee engaged in such defense shall be deemed satisfactory.

9.7 INDEMNIFICATION BY LESSOR. Lessor represents that to the best of Lessor's knowledge and belief there are no hazardous substances contaminating the Building and there is no friable asbestos present in the Building. Should Lessee discover during its initial buildout of the Demised Premises that the Building contains hazardous materials or friable asbestos, Lessor shall reimburse Lessee for the cost of removal and disposal of such hazardous materials or friable asbestos; provided Lessor participates in the selection of the contractor to perform such work and the pricing of the same. Lessor shall indemnify and hold harmless the Lessee, its officers, directors, employees and shareholders from any and all claims, damages, fines, judgments, penalties, costs, liabilities or losses incurred by Lessee as a result of any contamination of the Land (but not of the Building or any improvements to the Land) by hazardous substances that was present, whether known or unknown, prior to the date of this Lease. Such damages may include, without limitation, costs associated with the removal and cleanup of such contamination. Lessee shall promptly notify Lessor of any hazardous substance contaminating the Land or the Building, and with respect to such contamination of the Land that is covered by Lessor's indemnity provide Lessor with an opportunity to respond to the situation.

     In case any action or proceeding be brought against Lessee by reason of any contamination of the Land that is covered by Lessor's indemnity, Lessor, upon notice from

Lessee, shall, at Lessor's expense, resist or defend such action or proceeding and employ counsel therefor reasonably satisfactory to Lessee, it being agreed that such counsel as may act for insurance underwriters of Lessor engaged in such defense shall be deemed satisfactory.

9.8 PROPERTY OF LESSEE. In addition to and not in limitation of the foregoing, and subject only to provisions of applicable law, Lessee covenants and agrees that all merchandise, furniture, fixtures and property of every kind, nature and description which may be in or upon the Demised Premises or elsewhere on the Property during the Term of this Lease, shall be at the sole risk and hazard of Lessee, and that if the whole or any part thereof shall be damaged, destroyed, stolen or removed for any cause or reason whatsoever other than the negligence or misconduct of Lessor, no part of said damage or loss shall be charged to, or borne by Lessor.

9.9 LESSOR'S LIABILITY. Lessor shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, electrical disturbance, water, rain, ice or snow or leaks from any part of the Building or from the pipes, appliances or plumbing works or from the roof, street or sub-surface or from any other place or caused by any other cause of whatever nature, unless caused by or due to the negligence of Lessor, its agents, contractors or employees; nor shall Lessor or its agents be liable for any such damage caused by other tenants or persons in the Building or caused by operations in construction of any private, public or quasi-public work; nor shall Lessor be liable for any latent defect in the Demised Premises or elsewhere in the Building or the Property.

9.10 WAIVER OF SUBROGATION. The parties to this Lease shall each endeavor to procure an appropriate clause in, or endorsement on, any fire or extended coverage insurance policy covering the Demised Premises and the Building and personal property, fixtures and equipment located thereon or therein, pursuant to which the insurance companies waive subrogation or consent to a waiver of right of recovery, and having obtained such clauses and/or endorsements of waiver of subrogation or consent to a waiver of right of recovery each party to this Lease agrees that it will not make any claim against or seek to recover from the other for any loss or damage to its property or the property of others resulting from fire or other perils covered by such fire and extended coverage insurance; provided, however, that the release, discharge, exoneration and covenant not to sue contained in this Lease shall be limited by the terms and provisions of the waiver of subrogation clauses and/or endorsements or clauses and/or endorsements consenting to a waiver of right of recovery and shall be co-extensive therewith. If either party may obtain such clause or endorsement only upon payment of an additional premium, such party shall promptly so advise the other party and shall be under no obligation to obtain such clause or endorsement unless such other party pays the premium.

10.0 ASSIGNMENT, MORTGAGING, SUBLETTING, ETC.

Lessee covenants and agrees that neither this Lease nor the term and estate by this Lease granted nor any interest herein or therein, will be assigned, mortgaged, pledged, encumbered or otherwise transferred (whether voluntarily or by operation of law), and that neither the Demised Premises, nor any part thereof, will be encumbered in any manner by reason of any act or omission on the part of Lessee, or used or occupied, or permitted to be used or occupied, or utilized for any reason whatsoever, by anyone other than Lessee in its Use of the Demised Premises, or for any use or purpose other than Use of the Demised Premises, or be sublet, or offered or advertised for subletting, without the prior written consent of Lessor in every case, which consent will not be unreasonably withheld. For purposes of this Lease, the transfer of a controlling interest in the corporation or other entity constituting Lessee shall be deemed an assignment of this Lease. Lessor agrees that Lessor will not unreasonably withhold its consent to an assignment by the Lessee of the Lessee's interest in this Lease for security purposes in connection with a financing of Lessee's improvements to the Demised Premises; provided such assignment is junior to the interests of Lessor in all respects and shall not encumber the real estate of which the Demised Premises are a part.

     In connection with any request by Lessee for such consent or intention by Lessee to make an assignment in accordance with the provisions of second paragraph of this Article, Lessee shall submit to Lessor, in writing, a statement containing the name of the proposed assignee, subtenant or other third party, such information as to its financial responsibility and standing as Lessor may require, and all of the terms and provisions upon which the proposed transaction is to take place. Lessee shall reimburse Lessor promptly, as Additional Rent, for reasonable legal and other expense incurred by Lessor in connection with any request by Lessee for any consent required under the provisions of this Article.

     The listing of any name other than that of Lessee, whether on the doors of the Demised Premises or on the Building, or otherwise, shall not operate to vest any right or interest in this Lease or in the Demised Premises or be deemed to be the written consent of Lessor mentioned in this Article, it being expressly understood that any such listing is a privilege extended by Lessor revocable at will by written notice to Lessee.

     If this Lease be assigned, or if the Demised Premises or any part thereof be sublet or occupied (other than Use of the Demised Premises by Lessee) by anybody other than Lessee, Lessor may at any time and from time to time, collect rent and other charges from the assignee, subtenant or occupant, and apply the net amount collected to the Rent and other charges reserved in this Lease, but no such assignment or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupant as a tenant, or a release of Lessee from the further performance by Lessee of covenants on the part of Lessee contained in this Lease. The consent by Lessor to an assignment or subletting or occupancy shall not in any way be construed to relieve Lessee from obtaining the express consent in writing of Lessor to any further assignment or subletting or occupancy.

     Notwithstanding any consent by Lessor, no assignment or subletting of the Demised Premises by Lessee shall relieve Lessee from Lessee's obligation to pay rent to Lessor or from Lessee's obligation to observe or perform any and all of the terms, provisions, covenants and conditions of this Lease.

11.0 MISCELLANEOUS COVENANTS

11.1 RULES AND REGULATIONS. Lessee and Lessee's servants, employees, agents, visitors and licensees will faithfully observe such Rules and Regulations as are attached to this Lease as Exhibit B and made a part of this Lease or as Lessor hereafter at any time or from time to time may make and may communicate in writing to Lessee and which in the reasonable judgment of Lessor shall be necessary for the reputation, safety, care or appearance of the Property, or the preservation of good order therein, or the operation or maintenance of the Property, or the equipment thereof, provided, however, that in the case of any conflict between the provisions of this Lease and any such Rules and Regulations, the provisions of this Lease shall control, and provided further that nothing contained in this Lease shall be construed to impose upon Lessor any duty or obligation to enforce such Rules and Regulations and Lessor shall not be liable to Lessee for violation of the same. Notwithstanding the foregoing provisions of this Section 11.1, Lessor agrees that Lessee's use of the Demised Premises for the Use of the Demised Premises shall not be restricted as a result of this Section 11.1.

11.2 NUISANCE. Lessee shall not permit any nuisance or use or practice on or about the Premises which is in violation of any municipal ordinance, law, rule or regulation or any state or federal laws.

11.3 ACCESS TO PREMISES. Lessee shall: (i) permit Lessor to erect, use and maintain pipes, ducts and conduits in and through the Premises, provided the same do not materially reduce the floor area or materially adversely affect the appearance of the Premises; (ii) permit the Lessor and any Mortgagee to have access to and to enter upon the Premises at all reasonable hours for the purposes of inspection or of making repairs, replacements or improvements in or to the Premises or the Building with respect to Lessor's performance of its rights or obligations under this Lease or of complying with all laws, orders and requirements of governmental or other authority or of exercising any right reserved to Lessor by this Lease (including the right during the progress of any such repairs, replacements or improvements or while performing work and furnishing materials in connection with compliance with any such laws, orders or requirements to take upon or through, or to keep and store within, the Demised Premises all necessary materials, tools and equipment); and (iii) permit Lessor, at reasonable times, to show the Demised Premises during ordinary business hours to any Mortgagee, prospective purchaser of any interest of Lessor in the Property, prospective Mortgagee, or prospective assignee of any Mortgage, and during the period of twelve months next preceding the Term Expiration Date to any person contemplating the leasing of the Demised Premises or any part thereof. If Lessee shall not be personally present to open and permit any entry into the Demised Premises at any time when for any reason an entry therein shall be necessary or permissible, Lessor or Lessor's agents must nevertheless be able to gain such entry by contacting a responsible representative of Lessee, whose name, address and telephone number shall be furnished by Lessee. Lessor shall exercise its rights of access to the Demised Premises permitted under any of the terms and provisions of this Lease only following reasonable written notice to Lessee (except in emergencies, in which case such notice shall not be required) containing a description of the work and in such manner as to minimize, to the extent practicable, interference with Lessee's use and occupation of the Demised Premises. In exercising its rights to enter the Demised Premises, Lessor shall be subject to such reasonable business confidentiality, safety and security conditions as Lessee may specify, including conditions permitting Lessor to enter the Building only when accompanied by a representative of Lessee. If an excavation shall be made upon land adjacent to the Demised Premises or shall be authorized to be made, Lessee shall afford, to the person causing or authorized to cause such excavation, license to enter upon the Demised Premises for the purpose of doing such work as said person shall deem necessary to preserve the Building from injury or damage and to support the same by proper foundations without any claim for damage or indemnity against Lessor, or diminution or abatement of Rent.

11.4 ACCIDENTS. Lessee shall give to Lessor prompt notice of any fire or accident in the Demised Premises or in the Building and of any damage to the Demised Premises.

11.5 SIGNS, BLINDS AND DRAPES. Lessee shall not place any signs on the exterior of the Building or on or in any window, public corridor or door visible from the exterior of the Demised Premises. No drapes or blinds may be put on or in any window which present a non-uniform appearance or an unattractive color as viewed from the exterior. Lessee may erect, and, if erected, shall maintain and replace, on or about the Premises one usual sign as is customary for the Use of the Demised Premises and in compliance with all applicable laws and as Lessee may desire, subject to Lessor's prior written approval which approval shall not be unreasonably withheld. All such signs shall comply with all the requirements of the City of Waltham and other governmental laws and regulations.

11.6 ESTOPPEL CERTIFICATE. Lessee shall at any time and from time to time upon not less than fifteen (15) days' prior notice by Lessor or by a Mortgagee to Lessee, execute, acknowledge and deliver to the party making such request a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), and the dates to which Rent has been paid in advance, if any, and stating whether or not to the best knowledge of the signer of such certificate Lessor is in default in performance of any covenant, agreement, term, provision or condition contained in this Lease and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant to this Lease may be relied upon by any prospective purchaser of any interest in the Property, any Mortgagee or prospective Mortgagee, any lessee or prospective lessee thereof, any prospective assignee of any Mortgage, or any other party designated by Lessor. The form of any such estoppel certificate requested by a Mortgagee shall be satisfactory to such Mortgagee.

11.7 REQUIREMENTS OF LAW - FINES AND PENALTIES. Lessee at its sole expense shall comply with all laws, rules, orders and regulations of federal, state, county and local governments (including, without limitation, the Americans with Disabilities Act, Public Law 101-336, 42 U.S.C. ss.ss.12101 et seq., as amended; the Resource Conservation and Recovery Act, 42 U.S.C. ss.9602 et seq., 6901 et seq., as amended; the Comprehensive Environmental Response, Compensation and Responsibility Act of 1980, codified in scattered sections of 26 U.S.C., 33 U.S.C., 42 U.S.C. and 42 U.S.C. ss.9602 et seq., as amended; the Toxic Substances Control Act, 15 U.S.C. ss.2061 et seq., as amended; the Massachusetts Oil and Hazardous Materials Release Prevention and Response Act, M.G.L. c.21E, as amended; and the Massachusetts Hazardous Waste Management Act, M.G.L. c.21C, as amended) and with any direction of any public officer or officers, pursuant to law, which shall impose any duty upon Lessor or Lessee with respect to and arising out of Lessee's use or occupancy of the Demised Premises. If Lessee receives notice of any violation of law, ordinance, order or regulation applicable to the Demised Premises, it shall give prompt notice thereof to Lessor.

11.8 FLOOR LOADING. Lessee shall not place a load upon any floor of the Premises exceeding the floor load per square foot area which such floor was designed to carry and which is allowed by law.

12.0 PARKING

Lessee, at its expense, shall operate, maintain and keep in repair the automobile parking facilities on the Premises to accommodate Lessee's employees, visitors and patrons and other customers.

13.0 CASUALTY

In the event of loss of, or damage to, the Demised Premises or the Building by fire or other casualty, the rights and obligations of the parties to this Lease shall be as follows:

          (a) If the Demised Premises, or any part thereof, shall be damaged by fire or other casualty, Lessee shall give prompt notice thereof to Lessor, and Lessor, upon receiving such notice, shall proceed promptly and with due diligence, subject to unavoidable delays, to repair, or cause to be repaired, such damage with respect to the portion of the Building that Lessor is obligated to provide insurance coverage for under Section 9.1(I) and Lessee shall proceed promptly and with due diligence, subject to unavoidable delays, to repair, or cause to be repaired, such damage with respect to Lessee's improvements. If Lessee shall be unable to utilize the Demised Premises, or any part thereof, for the Use of the Demised Premises by reason of damage to the portion of the Building that Lessor is obligated to provide insurance coverage for under Section 9.1(I), Annual Base Rent shall proportionately abate for the period from the date of such damage to the date when such damage shall have been repaired. The period within which the required repairs may be accomplished shall be extended by the number of days lost as a result of unavoidable delays, which term shall be defined to include all delays referred to in the article contained in this Lease entitled "INABILITY TO PERFORM - EXCULPATORY CLAUSE".

     (b) Notwithstanding anything in this Lease to the contrary, Lessor shall not be obligated to expend more in restoring the Premises under this Article than Lessor receives in insurance proceeds from the property insurance provided under Section 9.1

     (c) If, as a result of fire or other casualty, the whole or a substantial portion of the Building is rendered untenantable and Lessor reasonably determines that the Building cannot be restored within eighteen months of the occurrence of such fire or casualty, Lessor, within 120 days from the date of such fire or casualty, may elect to terminate this Lease by notice to Lessee, specifying a date not less than twenty (20) nor more than forty (40) days after the giving of such notice on which the Term of this Lease shall terminate and the Lease shall so terminate.

     (d) Upon the occurrence of the following, Lessee may elect to terminate this Lease upon written notice to Lessor, specifying a date not less than twenty
(20) days nor more than forty (40) days after the giving of such notice on which the Term of this Lease shall terminate and the Lease shall terminate: (I) the Lessor fails to give written notice withinninety (90) days of the fire and casualty of Lessor's intention to restore the portion of the Building that Lessor is obligated to provide insurance coverage for under Section 9.1(I) or
(ii) Lessor fails to restore the portion of the Building that Lessor is obligated to provide insurance coverage for under Section 9.1(I) within twelve months of the fire or other casualty.

     (e) Lessor shall not be required to repair or replace any of Lessee's improvements or any of Lessee's business machinery, equipment, cabinet work, furniture, personal property or other installations or improvements, and no damages, compensation or claim shall be payable by Lessor for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Demised Premises or of the Property, except to the extent caused by the negligence of the Lessor, its agents, contractors or employees.

     (f) The provisions of this Article shall be considered an express agreement governing any instance of damage or destruction of the Property or the Demised Premises by fire or other casualty, and any law now or hereafter in force providing for such a contingency in the absence of express agreement shall have no application.

     (g) In the event of any termination of this Lease pursuant to this Article, the Term of this Lease shall expire as of the effective termination date as fully and completely as if such date were the date originally fixed in this Lease for the end of the Term of this Lease. Lessee shall have access to the Demised Premises for a period of thirty (30) days after the date of termination in order to remove Lessee's personal property.

     (h) Lessor's architect's certificate, given in good faith, shall be deemed conclusive of the statements therein contained and binding upon Lessee with respect to the performance and completion of any repair or restoration work undertaken by Lessor pursuant to this Article or the Article contained in this Lease entitled "CONDEMNATION - EMINENT DOMAIN".

14.0 CONDEMNATION - EMINENT DOMAIN

In the event that the whole of the Premises shall be taken or appropriated by eminent domain or shall be condemned for any public or quasi-public use either permanently or for a period of at ;east one year, this Lease shall cease and terminate as of the date the taking, appropriating or condemning agency has the right to possession of the Premises; provided, however, if the taking is temporary, Lessee shall have the option to continue this Lease by so notifying Lessor in writing within sixty (60) days of the taking, and, upon such notification, the provisions of this paragraph shall apply as if such taking were for a period of less than one year.

If less than the whole of the Premises is so taken, appropriated or condemned and the floor area of the Premises is reduced by more than twenty percent (20%) by such taking, appropriation or condemnation, Lessee shall have the option, by notice in writing to the other within 30 days following the date on which Lessee received notice of such taking, appropriation or condemnation, to terminate this Lease.

Upon the giving of any such notice of termination by Lessee, this Lease and the Term of this Lease shall terminate on or retroactively as of the date on which Lessee shall be required to vacate any part of the Demised Premises. In the event of any such termination, this Lease and the Term of this Lease shall expire as of the effective termination date as fully and completely as if such date were the date originally fixed in this Lease for the end of the Term of this Lease.

In the event of any other taking, appropriation or condemnation or if Lessee is entitled to terminate this Lease but does not elect to do so, Lessor will, with reasonable diligence and at Lessor's expense, restore the remainder of the Demised Premises as nearly as practical to the same condition as obtained prior to such taking, appropriation or condemnation in which event (i) a just proportion of the Annual Base Rent, according to the nature and extent of the taking, appropriation or condemnation and the resulting permanent injury to the Premises, shall be permanently abated, and (ii) a just proportion of the remainder of the Annual Base Rent, according to the nature and extent of the taking, appropriation or condemnation and the resultant injury sustained by the Premises, shall be abated until what remains of the Premises shall have been restored as fully as may be for permanent use and occupation by Lessee for the Use of the Demised Premises hereunder.

Except for any award specifically reimbursing Lessee for moving, relocation or Lessee's improvement (reduced by any cost to bring the Demised Premises into Class A office space) expenses, except for any award specifically made to Lessee for interruption of Lessee's business and except for any award made to Lessee for damage or loss of Lessee's personal property and equipment, there are expressly reserved to Lessor all rights to compensation and damages created, accrued or accruing by reason of any such taking, appropriation or condemnation. In implementation and in confirmation of which Lessee does acknowledge that Lessor shall be entitled to receive and retain all such compensation and damages, grants to Lessor all and whatever rights (if any) Lessee may have to such compensation and damages, and agrees to execute and deliver all and whatever further instruments of assignment as Lessor may from time to time request. In any condemnation proceeding, Lessee and Lessor shall each seek its award in conformity with this Article, at its respective expense; provided that Lessee shall not initiate, prosecute or acquiesce in any proceedings that may result in diminution of any award payable to Lessor.

In the event of any taking of the Demised Premises or any part thereof for a period of less than one year, (i) this Lease shall be and remain unaffected thereby, and (ii) Lessee shall be entitled to negotiate with the taking authority and to receive for itself any award made for such use, provided, that if any taking is for a period extending beyond the Term of this Lease, such award shall be apportioned between Lessor and Lessee as of the Term Expiration Date.

15.0 DEFAULT

15.1 CONDITIONS OF LIMITATION - RE-ENTRY - TERMINATION. This Lease and the term and estate of this Lease are upon the condition that if (a) Lessee shall neglect or fail to perform or observe any of the Lessee's covenants contained in this Lease, including (without limitation) the covenants with regard to the payment when due of Rent; or (b) Lessee shall be involved in financial difficulties as evidenced by an admission in writing by Lessee of Lessee's inability to pay its debts generally as they become due, or by the making or offering to make a composition of its debts with its creditors; or (c) Lessee shall make an assignment or trust mortgage, or other conveyance or transfer of like nature, of all or a substantial part of its property for the benefit of its creditors, or
(d) the leasehold created by this Lease shall be taken on execution or by other process of law and shall not be revested in Lessee within sixty (60) days thereafter; or (e) a receiver, sequester, trustee or similar officer shall be appointed by a court of competent jurisdiction to take charge of all or a substantial part of Lessee's property and such appointment shall not be vacated within sixty (60) days; or (f) any proceeding shall be instituted by or against Lessee pursuant to any of the provisions of any Act of Congress or state law relating to bankruptcy, reorganization, arrangements, compositions or other relief from creditors, and, in the case of any such proceeding instituted against it, if Lessee shall fail to have such proceeding dismissed within sixty
(60) days or if Lessee is adjudged bankrupt or insolvent as a result of any such proceeding; or (g) any event shall occur or any contingency shall arise whereby this Lease, or the term and estate created by this Lease, would (by operation of law or otherwise) devolve upon or pass to any person, firm or corporation other than Lessee, except as expressly permitted under Article 10 of this Lease; or
(h) Lessee shall vacate all or substantially all of the Demised, then, and in any such event Lessor may, in a manner consistent with applicable law, immediately or at any time thereafter declare this Lease terminated by notice to Lessee or, without further demand or notice, enter into and upon the Demised Premises (or any part thereof in the name of the whole), and in either such case (and without prejudice to any remedies which might otherwise be available for arrears of rent or other charges due under this Lease or for any breach of covenant or obligation of Lessee under this Lease and without prejudice to Lessee's liability for damages as hereinafter stated or otherwise under the law), this Lease shall terminate. The words "re-entry" and "re-enter" as used in this Lease are not restricted to their technical legal meaning. As used in items
(b), (c), (d) and (e) of this Section, the term "Lessee" shall also be deemed to refer to any guarantor of Lessee's obligations under this Lease.

15.2 DAMAGES - TERMINATION. Upon the termination of this Lease under the provisions of this Article, Lessee shall pay to Lessor the Rent payable by Lessee to Lessor up to the time of such termination, shall continue to be liable for any preceding breach of covenant or obligation of Lessee under this Lease, and in addition, shall pay to Lessor as damages, at the election of Lessor either:

     (x) the amount by which, at the time of the termination of this Lease (or at any time thereafter if Lessor shall have initially elected damages under Subparagraph (y), below), (i) the aggregate of the Rent projected over the period commencing with such time and ending on the originally-scheduled Term Expiration Date as stated in Article 1) exceeds (ii) the aggregate projected rental value of the Demised Premises for such period, or,

     (y) amounts equal to the Rent which would have been payable by Lessee had this Lease not been so terminated, payable upon the due dates therefor specified in this Lease following such termination and until the originally-scheduled Term Expiration Date as specified in Article 1, provided, however, if Lessor shall re-let the Demised Premises during such period, that Lessor shall credit Lessee with the net rents received by Lessor from such re-letting, such net rents to be determined by first deducting from the gross rents as and when received by Lessor from such re-letting the expenses incurred or paid by Lessor in terminating this Lease, as well as the expenses of re-letting, including altering and preparing the Demised Premises for new tenants, brokers' commissions, and all other similar and dissimilar expenses properly chargeable against the Demised Premises and the rental therefrom, it being understood that any such re-letting may be for a period equal to or shorter or longer than the remaining term of this Lease; and provided, further, that (i) in no event shall Lessee be entitled to receive any excess of such net rents over the sums payable by Lessee to Lessor hereunder and (ii) in no event shall Lessee be entitled in any suit for the collection of damages pursuant to this Subparagraph (y) to a credit in respect of any net rents from a re-letting except to the extent that such net rents are actually received by Lessor prior to the commencement of such suit. If the Demised Premises or any part thereof should be re-let in combination with other space, then proper apportionment on a square foot area basis shall be made of the rent received from such re-letting and of the expenses of re-letting.

Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Lessor from time to time at its election, and nothing contained in this Lease shall be deemed to require Lessor to postpone suit until the date when the term of this Lease would have expired if it had not been terminated hereunder.

Nothing contained in this Lease shall be construed as limiting or precluding the recovery by Lessor against Lessee of any sums or damages to which, in addition to the damages particularly provided above, Lessor may lawfully be entitled by reason of any default under this Lease on the part of Lessee.

15.3 FEES AND EXPENSES. If Lessee shall default in the performance of any covenant or obligation on Lessee's part to be performed as contained in this Lease, Lessor may after providing Lessee with five (5) days written notice and opportunity to commence a cure (except for emergencies, in which case such notice shall not be required) immediately, or at any time thereafter, without notice, perform the same for the account of Lessee. If Lessor at any time is compelled to pay or elects (in accordance with this Section) to pay any sum of money, or do any act which will require the payment of any sum of money, by reason of the failure of Lessee to comply with any provision of this Lease, or if Lessor is compelled to or does incur any expense, including without limitation reasonable attorneys' fees, in instituting, prosecuting and/or defending any action or proceeding instituted by reason of any default of Lessee under this Lease or any costs incurred in recovering possession of the Premises after the termination of the Lease, Lessee shall on demand pay to Lessor by way of reimbursement the sum or sums so paid by Lessor with all interest, costs and damages.

15.4 LESSOR'S REMEDIES NOT EXCLUSIVE. The specified remedies to which Lessor may resort under this Lease are cumulative and are not intended to be exclusive of any remedies or means of redress to which Lessor may at any time be lawfully entitled, and Lessor may invoke any remedy (including without limitation the remedy of specific performance) allowed at law or in equity as if specific remedies were not provided for in this Lease.

15.5 GRACE PERIOD. Notwithstanding anything to the contrary contained in this Lease with respect to Lessee's failure to perform Lessee's obligations under this Lease, Lessor agrees not to take any action to terminate this Lease (a) for default by Lessee in the payment when due of Rent, if Lessee shall cure such default within ten (10) days after written notice thereof given by Lessor to Lessee, or (b) for default by Lessee in the performance of any other covenant, if Lessee shall cure such default within a period of thirty (30) days after written notice thereof given by Lessor to Lessee (except where the nature of the default is such that remedial action should appropriately take place sooner, as indicated in such written notice), or with respect to covenants other than to pay a sum of money within such additional period as may reasonably be required to cure such default if (because of governmental restrictions or any other cause beyond the reasonable control of Lessee) the default is of such a nature that it cannot be cured within such thirty (30)-day period, provided, however, that there shall be no extension of time beyond such thirty (30)-day period for the curing of any such default unless, not more than twenty (20) days after the receipt of the notice of default, Lessee in writing (i) shall specify the cause on account of which the default cannot be cured during such period and shall advise Lessor of its intention duly to institute all steps necessary to cure the default and (ii) shall as soon as may be reasonable duly institute and thereafter diligently prosecute to completion all steps necessary to cure such default.

16.0 ABANDONED PROPERTY

Any personal property in which Lessee has an interest which shall remain in the Building or on the Demised Premises after the expiration or termination of the Term of this Lease shall be conclusively deemed to have been abandoned, and may be disposed of in such manner as Lessor may see fit; provided, however, that, if any part thereof shall be sold, that Lessor may receive and retain the proceeds of such sale and apply the same, at its option, against the expenses of the sale, the cost of moving and storage, any arrears of Rent payable hereunder by Lessee to Lessor and any damages to which Lessor may be entitled under Article 19 of this Lease or pursuant to law, with the balance if any, to be paid to Lessee.

17.0 SUBORDINATION AND NON-DISTURBANCE

This Lease is subject and subordinate in all respects to all mortgages and other matters of record and to mortgages which may hereafter be placed on or affect the Land, the Building or the Property or Lessor's interest or estate therein, and to each advance made or hereafter to be made under any such mortgage, and to all renewals, modifications, consolidations, replacements and extensions thereof and substitutions therefore; provided, however, that so long as Lessee is not in default of any of the material provisions of this Lease continuing beyond any applicable notice, grace and cure period, Lessee's rights under this Lease shall not be disturbed. This section shall be self operative and no further instrument of subordination shall be required. In confirmation of such subordination and non-disturbance agreement, Lessee agrees upon request of Lessor to execute and deliver promptly any certificate acknowledging or confirming such subordination and non-disturbance which Lessor or any mortgagee or their respective successor in interest may request. Lessor agrees to make reasonable efforts to obtain a subordination and non-disturbance agreement from any Mortgagee.

18.0 QUIET ENJOYMENT

Lessor covenants that if, and so long as, Lessee keeps and performs each and every covenant, agreement, term, provision and condition contained in this Lease on the part and on behalf of Lessee to be kept and performed, Lessee shall quietly enjoy the Demised Premises from and against the claims of all persons claiming by, through or under Lessor subject, nevertheless, to the covenants, agreements, terms, provisions and conditions of this Lease and to all Mortgages to which this Lease is subject and subordinate.

Without incurring any liability to Lessee, Lessor may permit access to the Demised Premises and open the same, whether or not Lessee shall be present, upon any demand of any receiver, trustee, assignee for the benefit of creditors, sheriff, marshal or court officer entitled to, or reasonably purporting to be entitled to, such access for the purpose of taking possession of, or removing Lessee's property or for any other lawful purpose (but this provision and any action by Lessor hereunder shall not be deemed a recognition by Lessor that the person or official making such demand has any right or interest in or to this Lease, or in or to the Demised Premises), or upon demand of any representative of the fire, police, building, sanitation or other department of the city, county, state or federal governments.

19.0 ENTIRE AGREEMENT - WAIVER - SURRENDER

19.1 Entire Agreement. This Lease and the Exhibits made a part of this Lease contain the entire and only agreement between the parties relative to the Demised Premises and any and all statements and representations, written and oral, including previous correspondence and agreements between the parties to this Lease, are merged in this Lease. Lessee acknowledges that all representations, and statements upon which it relied in executing this Lease are contained in this Lease and that Lessee in no way relied upon any other statements or representations, written or oral. Any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of this Lease in whole or in part unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought. Nothing in this Lease shall prevent the parties from agreeing to amend this Lease and the Exhibits made a part of this Lease as long as such amendment shall be in writing and shall be duly signed by both parties.

19.2 WAIVER. The failure of Lessor or Lessee to seek redress for violation, or to insist upon the strict performance or of any covenant or condition of this Lease, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. Neither the receipt by Lessor of Rent nor the payment by Lessee of Rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. No provisions of this Lease shall be deemed to have been waived by Lessor or Lessee unless such waiver be in writing signed by the waiving party. No payment by Lessee or receipt by Lessor of a lesser amount than the monthly rent stipulated in this Lease shall be deemed to be other than on account of the stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

19.3 SURRENDER. No act or thing done by Lessor during the term of this Lease demised shall be deemed an acceptance of a surrender of the Demised Premises, and no agreement to accept such surrender shall be valid, unless in writing signed by Lessor. No employee of Lessor or of Lessor's agents shall have any power to accept the keys of the Demised Premises prior to the termination of this Lease. The delivery of keys to any employee of Lessor or of Lessor's agents shall not operate as a termination of the Lease or a surrender of the Demised Premises.

20.0 INABILITY TO PERFORM - EXCULPATORY CLAUSE

Lessor or Lessee shall be relieved from performing its obligations under this Lease (other than Lessee's obligations to pay Rent and make other monetary payments under this Lease, which shall not be excused or delayed by the provisions of this Article) if it is prevented or delayed from doing so by reason of strikes or labor troubles or any other similar or dissimilar cause whatsoever beyond its reasonable control, including but not limited to, governmental preemption in connection with a national emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by war, hostilities or other similar or dissimilar emergency. Lessor's or Lessee's financial inability to perform shall not relieve Lessor or Lessee, respectively, from performance of its obligations under this Lease. In each such instance of inability of Lessor or Lessee to perform, Lessor or Lessee, as the case may be, shall exercise reasonable diligence to eliminate the cause of such inability to perform.

Lessee shall neither assert nor seek to enforce any claim for breach of this Lease against any of Lessor's assets other than Lessor's interest in the Land and Building of which the Premises are a part and in the rents, issues, proceeds and profits thereof, and Lessee agrees to look solely to such interest for the satisfaction of any liability of Lessor under this Lease, it being specifically agreed that in no event shall Lessor (which term shall include, without limitation, the officers, trustees, directors, partners, beneficiaries, joint venturers, members, stockholders or other principals or representatives, disclosed or undisclosed, of Lessor or any managing agent) ever be personally liable for any such liability. This paragraph shall not limit any right that Lessee might otherwise have to obtain injunctive relief against Lessor or to take any other action which shall not involve the personal liability of Lessor to respond in monetary damages from Lessor's assets other than the Lessor's interest in said real estate, as aforesaid. Neither Lessor nor Lessee shall be liable for consequential damages.

21.0 LESSOR'S CONSENT

It is understood and agreed that whenever Lessor's consent or approval is required, either expressed or implied, by any provision of this Lease, the consent or approval may be granted or withheld arbitrarily in Lessor's sole discretion unless otherwise specifically stated in such provision. Notwithstanding anything to the contrary contained in the Lease, if any provision of the Lease obligates Lessor not to unreasonably withhold its consent or approval, an action for specific performance will be Lessee's sole right and remedy in any dispute as to whether Lessor has breached such obligation.

22.0 BILLS AND NOTICES

All bills and statements for reimbursement or other payments or charges due from Lessee to Lessor hereunder shall be due and payable in full thirty (30) days, unless otherwise provided in this Lease, after submission thereof by Lessor to Lessee. Lessee's failure to make timely payment of any amounts indicated by such bills and statements, whether for work done by Lessor at Lessee's request, reimbursement provided for by this Lease or for any other sums properly owing by Lessee to Lessor, shall be treated as a default in the payment of Rent, in which event Lessor shall have all rights and remedies provided in this Lease for the nonpayment of Rent.

Any notice by either party to the other party shall be in writing. Any notice from the Lessor to the Lessee related to the Demised Premises or to the occupancy thereof shall be deemed duly served if and when such notice is delivered, attempted to be delivered or refused, whichever shall first occur, to the Lessee at the Lessee's Address by registered or certified mail, return receipt requested, postage prepaid or by FedEx, UPS or other nationally known reputable overnight courier service. Any notice from the Lessee to the Lessor related to the Demised Premises or to the occupancy thereof shall be deemed duly served if and when such notice is delivered, attempted to be delivered or refused, whichever shall first occur, to the Lessor at the Lessor's Address by registered or certified mail, return receipt requested, postage prepaid or by FedEx, UPS or other nationally known reputable overnight courier service.

The Lessor may change the Lessor's Address and the Lessee may change the Lessee's Address by delivering or sending a notice in accordance with the foregoing paragraph to the other party stating the change and setting forth the changed address, provided such changed address is within the United States.

23.0 HOLDOVER

If the Lessee remains in the Premises beyond the expiration or earlier termination of the Term of this Lease such holding over shall not be deemed to create any tenancy, but the Lessee shall be a tenant-at-sufferance only and shall pay rent to Lessor at the times and manner determined by Lessor at a daily rate in an amount equal to three times the daily rate of the Rent and other sums payable under this Lease as of the last day of the Term of this lease.

24.0 PARTIES BOUND - SEIZIN OF TITLE

The covenants, agreements, terms, provisions and conditions of this Lease shall bind and benefit the successors and assigns of the parties to this Lease with the same effect as if mentioned in each instance where a party to this Lease is named or referred to, except that no violation of the provisions of the article contained to this Lease entitled "ASSIGNMENT, MORTGAGING, SUBLETTING, ETC." of this Lease shall operate to vest any rights in any successor or assignee of Lessee.

If, in connection with or as a consequence of the sale, transfer or other disposition of the real estate (Land and/or Building, either or both, as the case may be) of which the Demised Premises are a part, Lessor ceases to be the owner of the reversionary interest in the Demised Premises, Lessor shall be entirely freed and relieved from the performance and observance thereafter of all covenants and obligations hereunder accruing thereafter on the part of Lessor to be performed and observed, it being understood and agreed in such event (and it shall be deemed and construed as a covenant running with the land) that the person succeeding to Lessor's ownership of said reversionary interest shall thereupon and thereafter assume, and perform and observe, any and all of such covenants and obligations of Lessor.

25.0 MISCELLANEOUS

25.1 SEPARABILITY. If any provision of this Lease or portion of such provision or the application thereof to any person or circumstance is for any reason held invalid or unenforceable, the remainder of the Lease (or the remainder of such provision) and the application thereof to other persons or circumstances shall not be affected thereby. In the event that any charge under this Lease is interpreted to be the payment of interest, the rate of interest shall be equal to the lesser of the amount stated in the Lease or the maximum amount permitted by law.

25.2 CAPTIONS. The captions are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this Lease nor the intent of any provisions thereof.

25.3 LESSOR OR LESSEE. The words "Lessor" and "Lessee" as used in this Lease may extend to and be applied to several parties whether male or female and to corporations and partnerships, and words importing the singular may include the plural and all obligations of the Lessee as defined in this Lease shall be joint and several. Each of the provisions of this Lease shall bind and inure to the benefit of the heirs, legal representatives, successors and assigns of the parties to this Lease and it is specifically understood that the Lessor has the right to assign all of its right, title and interest, or any portion thereof, in and to this Lease and any amendments to this Lease to any other party or entity during the Term of this Lease and any extension thereof and that the Lessee shall execute any and all instruments that may be necessary to acknowledge and assent to such assignment.

25.4 BROKER. Each party represents and warrants that it has not directly or indirectly dealt, with respect to the leasing of space in the Building, with any broker or had its attention called to the Demised Premises or other space to let in the Building, by any broker other than the broker, if any, listed in the Article contained in this Lease entitled "REFERENCE DATA" whose commission shall be the responsibility of Lessor. Each party agrees to exonerate and save harmless and indemnify the other against any claims for a commission by any other broker, person or firm, with whom such party has dealt in connection with the execution and delivery of this Lease or out of negotiations between Lessor and Lessee with respect to the leasing of other space in the Building.

25.5 GOVERNING LAW. This Lease is made pursuant to, and shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts.

25.6 ASSIGNMENT OF LEASE AND/OR RENTS. With reference to any assignment by Lessor of its interest in this Lease and/or the Rent payable under this Lease, conditional in nature or otherwise, which assignment is made to or held by a bank, trust company, insurance company or other institutional lender holding a Mortgage on the Building, Lessor and Lessee agree:

     (a) that the execution thereof by Lessor and acceptance thereof by such Mortgagee shall never be deemed an assumption by such Mortgagee of any of the obligations of the Lessor hereunder, unless such Mortgagee shall, by written notice sent to the Lessee, specifically otherwise elect; and

     (b) that, except as aforesaid, such Mortgagee shall be treated as having assumed the Lessor's obligations hereunder only upon foreclosure of such Mortgagee's Mortgage and the taking of possession of the Demised Premises after having given notice of its intention to succeed to the interest of the Lessor under this Lease.

25.7 NOTICE OF LEASE. Lessee agrees that it will not record this Lease in any Registry of Deeds or Registry District, provided however that either party shall at the request of the other, execute and deliver a recordable Notice of this Lease in the form prescribed by and as required by Chapter 183, Section 4 of the Massachusetts General Laws.

IN WITNESS WHEREOF, Lessor and Lessee have caused this instrument to be executed under seal, all as of the day and year first above written.

                                     NINE FOURTH AVENUE LLC
                                     By:  J. F. White Properties, Inc.,
                                              Manager

                                          By /s/ James A. Magliozzi
                                             ----------------------------
                                             James A. Magliozzi, President.

                                     GELTEX PHARMACEUTICALS, INC.

                                     By: /s/ Mark Skaletsky
                                        ----------------------------
                                        Name: Mark Skaletsky
                                        Title: President
                                        Duly Authorized

                                   EXHIBIT A


                                     [MAP]

                                   EXHIBIT B
                             RULES AND REGULATIONS

1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls of the Property shall not be obstructed or encumbered or used for any purpose other than ingress and egress to and from the premises demised to any occupant.

2. No awnings or other projections shall be attached to the outside walls or windows of the Building without the prior written consent of Lessor. No curtains, blinds, shades, or screens shall be attached or hung in, or used in connection with, any window or door of the premises demised to any occupant, without the prior written consent of Lessor. Such awnings, projections, curtains, blinds, shades, screens or other fixtures must be of a quality type, design and color, and attached in a manner, approved by Lessor in writing in advance.

3. No sign, advertisement, object, notice or other lettering shall be exhibited, inscribed, painted or affixed on any part of the outside of the premises without the prior written consent of Lessor.

4. No show cases or other articles shall be put in front of or affixed to any part of the exterior of the Building.

5. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein.

6. Lessor shall have the right to prohibit any advertising by any occupant which, in Lessor's opinion, tends to impair the reputation of the Building or its desirability as a building, and upon notice from Lessor, such occupant shall refrain from or discontinue such advertising.

7. No premises shall be used, or permitted to be used, for lodging or sleeping, or for any immoral or illegal purpose.

8. Canvassing, soliciting and peddling in the Building are prohibited and each occupant shall cooperate in seeking their prevention.

9. If the premises demised become infested with vermin, such tenant, at its sole cost and expense, shall cause its premises to be exterminated from time to time, to the satisfaction of Lessor, and shall employ such exterminators therefor as shall be approved by Lessor in writing and in advance.